Company Restructuring (Tables)	12 Months Ended
Dec. 31, 2011
Company Restructuring
Schedule of changes in the restructuring liability

($ in millions)	Employee costs	Exit costs	Total liability
Balance as of December 31, 2010	$13	$3	$16
Expense incurred	21	7	28
Adjustments to liability	(10)	—	(10)
Payments applied against liability	(19)	(5)	(24)

Balance as of December 31, 2011	$5	$5	$10